UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 3, 2015

SMSA BALLINGER ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-55108

Nevada	45-3598066
(State of incorporation)	(IRS Employer ID Number)

2591 Dallas Parkway, Suite 102, Frisco, TX 75034
(Address of principal executive offices)

(469) 633-0100
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01                                Changes in Registrant’s Certifying Accountant

On July 6, 2015, we were notified  by our independent registered public accounting firm, DKM Certified Public Accountants (“DKM”), that DKM was withdrawing from practice before the Securities and Exchange Commission and was resigning as our registered accounting firm as of July 3, 2015.  The following disclosure relates to our relationship with our former independent registered public accounting firm:

•
The reports of DKM on our financial statements as of and for the years ended December 31, 2013 and 2014 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle, except DKM did indicate that  there was substantial doubt about our ability to continue as a going concern.

•	Our board of directors participated in and approved the decision to change independent registered public accounting firms.

•
During the years ended December 31, 2013 and 2014, and through July 3, 2015, there have been no disagreements with DKM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DKM would have caused them to make reference thereto in connection with their report on the financial statements for such years.

•
Since in connection with our change in accountants on July 3, 2015 there were no disagreements with our previous independent registered public accounting firm of the type described in paragraph (a)(1)(iv) or reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K, the disclosure in this Current Report on Form 8-K of the information required by Item 304(b) of Regulation S-K is not applicable.

•
We have requested that DKM furnish us with a letter addressed to the SEC stating whether or not DKM agrees with the above statements.  A copy of this letter has been filed with this Current Report on Form 8-K as an exhibit.  The DKM letter stated that it had no disagreements with our disclosure set forth in this Item 4.01.  Changes in Registrant’s Certifying Accountant.

On July 7, 2015, we engaged Stevenson  & Company as our new independent registered public accounting firm to audit our financial statements for the year ended December 31, 2015.  During the two most recent fiscal years and through July 7, 2015, we had not consulted with Stevenson & Company CPAs LLC regarding any of the following:

•	The application of accounting principles to a specific transaction, either completed or proposed;

•
The type of audit opinion that might be rendered on our financial statements, and none of the following was provided to us by Stevenson & Company CPAs LLC;  (a) a written report, or (b) oral advice that Stevensons & Company CPAs LLC concluded was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; or

•	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K..

Item 9.01                      Financial Statements and Exhibits

16.1                      Letter from DKM Certified Public Accountants dated July 8, 2015 addressed to the SEC regarding DKM’s concurrence with the Registrant’s statement in this Current Report on Form 8-K regarding the Registrant’s change in certifying public accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMSA BALLINGER ACQUISITION CORP.

Dated: July 9, 2015	By:	/s/ Orsolya Peresztegi
By: Orsolya Peresztegi Its: President, Chief Executive Officer, Chief Executive Officer and Sole Director